UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22951

FundX Investment Trust
(Exact name of registrant as specified in charter)

101 Montgomery Street, Suite 2400
San Francisco, CA 94104
(Address of principal executive offices) (Zip code)

Jeff Smith
101 Montgomery Street, Suite 2400
San Francisco, CA 94101
(Name and address of agent for service)

(415) 248-8371
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2019

Item 1. Reports to Stockholders.

FundX

UPGRADER FUNDS

2019

ANNUAL REPORT

SEPTEMBER 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website www.fundxfunds.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-866-455-FUND [3863], sending an e-mail request to issue@fundx.com, or by enrolling at www.fundxfunds.com. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-866-455-FUND [3863] or send an email request to issue@fundx.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Annual Report 2019	Fundxfunds.com	1

1969	FundX Investment Group (then called DAL) is a registered investment advisor (RIA).

1976	The firm starts publishing NoLoad FundX newsletter.

2001	The firm packages its most popular growth model as a mutual fund, introducing the FundX Upgrader Fund (FUNDX).

2002	Inception of three additional funds: FundX Aggressive Upgrader Fund (HOTFX), FundX Conservative Upgrader Fund (RELAX), and FundX Flexible Income Fund (INCMX).

2017	Inception of the FundX Sustainable Impact Fund (SRIFX), a fund that aims to help investors build wealth and a better world.

Knowledgeable Portfolio Management

We’ve been managing portfolios of noload mutual funds since 1969. We monitor thousands of mutual funds and ETFs and make timely portfolio changes.

A Strategy You Can Understand

We developed the Upgrading strategy, which is designed to keep our portfolios invested in top-ranked funds. Upgrading ranks noload mutual funds and ETFs based on recent performance. We buy top performers and hold these funds only while they remain top ranked.

FundX Upgrader Funds

The FundX Upgrader Funds are a series of mutual funds that invest in underlying mutual funds and exchange traded funds (ETFs) based on our Upgrading strategy. The Funds offer various levels of potential risk and reward.

A Portfolio that Responds to Market Changes

Market trends rotate between large-cap and small-cap stocks, growth and value styles of investing, and geographic regions. Our Upgrading strategy aligns the FundX Upgrader Fund portfolios with these trends. The FundX Upgrader Funds have the flexibility to invest both domestically and globally in the sectors, regions and strategies that have strong recent returns.

2	Annual Report 2019

September 30, 2019

Dear Shareholders,

Stocks have come a long way from the -20% market decline in the fourth quarter of 2018. Most stocks are up strongly year-to-date through September 30, 2019, but including the late 2018 losses results in modest gains for trailing 12 months.

US stocks, as measured by the S&P 500, gained 4.25% for the year, and global stocks, as measured by the Morningstar Global Market Large-Mid Cap Index, were up 1.35%. Year-to-date returns through September 30, 2019, however, tell a very different story with S&P 500 up 20.55%, and the Morningstar Global Market Large-Mid Cap Index adding 16.10%.

The FundX Upgrader Fund (FUNDX), Aggressive Upgrader Fund (HOTFX) and Sustainable Impact Fund (SRIFX) outpaced their benchmark Morningstar Global Market Large-Mid Cap Index year-to-date through September 30, 2019. For the trailing 12 months, SRIFX was ahead of the index, FUNDX returned about the same as the benchmark, while HOTFX lagged.

The Conservative Upgrader Fund (RELAX), which owns stock, bond, and total-return funds, also outperformed the all-stock Morningstar Global Market Large-Mid Cap Index for the Annual Report period. The Tactical Upgrader Fund (TACTX) was merged into RELAX in July 2019 since RELAX also aims to generate growth with less volatility than the broad equity market.

Bonds bounced back

The past 12 months saw a remarkable turnaround in bonds. A year ago, bonds seemed lackluster: they had lost money over the prior year and the Federal Reserve had raised rates four times in the last 12 months. Now, the Fed is lowering rates and bonds have surged, actually outpacing stocks for the year.

Lower rates favored the Bloomberg Barclays US Aggregate Bond Market, which gained 10.30% for the year ending September 30, 2019. The Flexible Income Fund (INCMX), which was initially positioned for rising interest rates, lagged the index, up 3.63%.

Investing in uncertain times

Despite strong gains for stocks and bonds, many investors are understandably concerned about what comes next. Growth has slowed around the world, and there are fears about a possible recession in the US. The Federal Reserve stepped in to cut rates in an attempt to extend the expansion in the face of economic weakness, but political uncertainties and trade disputes remain unresolved.

Uncertainty may continue to be a catalyst for volatility going forward. While volatility is a normal part of long-term investing, we work to mitigate downside risk in the FundX Fund portfolios through diversification and our active management. Most of the FundX Funds are more broadly diversified now than they were a year ago, and we’ve added exposure to more defensive areas of the market in both our equity and fixed income funds.

Your overall allocation to stocks and bonds can also help you stay invested through turbulent markets. The FundX Funds are designed to make it easy for you to add exposure to stock and bond funds.

Change is a constant in life and in the markets, but one thing that remains the same is our unwavering commitment to helping you use the FundX Funds to build long-term wealth, navigate changing markets, and achieve your personal investment goals.

Thank you for investing with us.

Janet Brown

CEO, FundX Investment Group

Annual Report 2019	Fundxfunds.com	3

Past performance does not guarantee future results.

The information provided in this letter represents the opinion of the author and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. The FundX Upgrader Funds (“Funds”) are considered “funds of funds” and an investor will indirectly bear the principal risks and its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than they would if they invested directly in the underlying funds. The Funds employ an “Upgrading” strategy whereby investment decisions are based on near-term performance, however, the Funds may be exposed to the risk of buying underlying funds immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value. The Funds invest in underlying funds and these underlying funds may invest in securities of small companies, which involve greater volatility than investing in larger, more established companies, or they may invest in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods; these risks are greater for investments in emerging markets. The underlying funds may invest in debt securities, which typically decrease in value when interest rates rise; this risk is usually greater for longer-term debt securities. Lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. While the Upgrader Funds are diversified, the underlying funds may invest in a limited number of issuers and therefore may be considered non-diversified. The underlying funds may engage in short sales; an underlying fund’s investment performance may suffer if it is required to close out a short position earlier than intended. Some underlying funds may borrow money for leveraging and will incur interest expense. Some underlying funds may use derivatives, which involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The underlying funds may invest in asset-backed and mortgage-backed securities, which involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The underlying funds, particularly some ETFs, may use investment techniques considered to be aggressive, including using futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.

Sector weighting and fund holdings are subject to change at any time and mention of them should not be construed as recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for further sector and holdings information.

Duration is an approximate measure of a bond’s price sensitivity to changes in interest rates.

References to other funds should not be interpreted as an offer of these securities.

Defensive funds typically invest in areas of the market that may hold up better in market declines, such as gold, real estate, utilities, and consumer staples. These funds also may invest in dividend-paying stocks, higher-quality stocks, or low-volatility stocks.

The S&P 500 Index is a broad based unmanaged Index of 500 U.S. stocks, which is widely recognized as representative of the U.S. equity market. The Morningstar Global Market Large-Mid Cap Index measures the performance of developed and emerging countries across the world, targeting the top 90% of stocks by market capitalization. The Bloomberg Barclays Aggregate Bond Index is a market-capitalization-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. You cannot invest directly in an index.

While the funds are no-load, management fees and expenses still apply. Diversification does not assure a profit or protect against a loss in a declining market. Please refer to prospectus for further details.

Must be preceded or accompanied by a prospectus.

The FundX Upgrader Funds are distributed by Quasar Distributors, LLC.

4	Annual Report 2019

FUNDX	Upgrader Fund Growth Fund

The Upgrader Fund (FUNDX) owns a portfolio of core diversified stock funds that have market-level risk. The Fund is actively managed to navigate changing markets and capitalize on global market trends.

FUNDX started the Annual Report period substantially invested in large-cap U.S. growth funds, including Amana Growth (AMIGX), iShares Russell 1000 Growth (IWF), Fidelity Blue Chip Growth (FBGRX), T. Rowe Price Growth Stock Fund (PRGFX), and Vanguard US Growth (VWUAX).

Over the past year, we’ve diversified FUNDX’s portfolio. As of this report, FUNDX had about 60% in growth funds and 40% in more defensive funds, including value-focused funds, such as high-dividend ETFs.

Growth funds gave FUNDX exposure to the US growth trend, which had been more or less in place for over a decade. But the growth trend weakened as markets fell in the fourth quarter of 2018, and new areas of the market, namely higher-quality stocks, dividend-paying stocks, and low-volatility stocks, began to bring in competitive returns. This led us to replace some of FUNDX’s longtime growth positions with more defensive stock funds, such as Jensen Quality Growth (JENIX), AMG Yacktman (YACKX), Invesco S&P 500 Low Volatility (SPLV), and Vanguard Dividend Appreciation (VIG).

Many of these funds, namely Jensen Quality Growth (JENIX), Invesco S&P 500 Low Volatility (SPLV), and Vanguard Dividend Appreciation (VIG), stayed in favor and remain in FUNDX’s portfolio. During the year, we added exposure to iShares EDGE MSCI Minimum Volatility (USMV).

While we cut back on growth funds during the past 12 months, Amana Growth (AMIGX), iShares Russell 1000 Growth (IWF), Polen Growth (POLIX), and Vanguard US Growth (VWUAX) continued to earn a place in our portfolio and were held all year. AMIGX and POLIX, in particular, added to FUNDX’s gains for the trailing 12 months.

SPLV and Calvert Equity (CEYIX), another fund we bought in late 2018, posted strong returns in the first three quarters of 2019 and contributed to FUNDX’s year-to-date gains.

Not every fund we owned during the Annual Report period added value. Growth funds lost more than the market in the fourth quarter of 2018, and some of FUNDX’s defensive positions lagged in January 2019 when stocks soared. AMG Yacktman (YACKX), for instance, underperformed significantly, up just 1.3% for the month while the S&P 500 was up 8.01%. More recently, some of FUNDX’s growth holdings, like Polen Growth (POLIX) and Vanguard US Growth (VWUAX), were down in September, while the market was up.

For the full Annual Report period, FUNDX was up 1.30%, which was in line with its global benchmark, Morningstar Global Market Large-Mid Cap Index, up 1.35%, but behind the S&P 500, which gained 4.25%.

Annual Report 2019	Fundxfunds.com	5

FUNDX	Upgrader Fund Growth Fund

FundX Upgrader Fund: Performance Summary

Annualized Returns as of September 30, 2019

As of 9/30/19	1 Year	3 Year	5 Year	10 Year
FundX Upgrader Fund	1.30%	11.07%	7.97%	9.53%
Morningstar Global Market Large-Mid Cap Index	1.35%	9.71%	6.72%	8.54%
MSCI ACWI Index	1.38%	9.71%	6.65%	8.35%
S&P 500 Index	4.25%	13.39%	10.84%	13.24%

FundX Upgrader Fund Growth of $10,000 vs Morningstar Global Market Large-Mid Cap Index, MSCI ACWI Index and S&P 500 Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fundxfunds.com.

The Morningstar Global Market Large-Mid Cap Index measures the performance of developed and emerging countries across the world, targeting the top 90% of stocks by market capitalization. The MSCI ACWI is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The S&P 500 Index is a broad based unmanaged index of 500 U.S. stocks, which is widely recognized as representative of the U.S. equity market. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

6	Annual Report 2019

FUNDX	Upgrader Fund Growth Fund

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2019
Shares	Investment Companies: 99.8%	Value
	Core Funds:
469,560	Akre Focus Fund - Institutional Class	$21,313,343
262,499	Amana Growth Fund - Institutional Class	11,190,330
720,301	Brown Advisory Sustainable Growth Fund - Institutional Class ^	19,123,987
345,271	Calvert Equity Fund - Class I	21,714,129
245,906	Fidelity Advisor Growth Opportunities Fund - Class I	21,435,607
209,400	Invesco S&P 500 Low Volatility ETF	12,124,260
249,700	iShares Edge MSCI Min Vol USA ETF	16,005,770
71,100	iShares Russell 1000 Growth ETF	11,349,693
293,405	Jensen Quality Growth Fund - Class I	15,086,873
781,702	Polen Growth Fund - Institutional Class	24,725,232
129,200	Vanguard Dividend Appreciation ETF	15,449,736
202,541	Vanguard US Growth Fund - Admiral Class	21,270,845
	Total Core Funds 99.8%	210,789,805
	Total Investment Companies
	(Cost $198,922,018)	210,789,805
	Short-Term Investments: 0.3%
654,596	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.86% #	654,596
	Total Short-Term Investments
	(Cost $654,596)	654,596
	Total Investments: 100.1%
	(Cost $199,576,614)	211,444,401
	Liabilities in Excess of Other Assets: (0.1)%	(226,324)
	Net Assets: 100.0%	$211,218,077

#	Annualized seven-day yield as of September 30, 2019.
^	A portion of the securities held by the fund are considered to be illiquid. The fair value total of the portion of all such illiquid securities is $2,298,842 (representing 1.1% of net assets).

The accompanying notes are an integral part of these financial statements.

Annual Report 2019	Fundxfunds.com	7

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

The Aggressive Upgrader Fund (HOTFX) focuses on concentrated stock funds, including sector and country specific funds and ETFs, which typically have above-average risk and higher potential volatility. HOTFX is actively managed in an attempt to capitalize on sector rotations and market trends.

At the start of the Annual Report period, HOTFX was substantially invested in technology stocks with exposure to technology sector funds like Fidelity Select IT Services (FBSOX) and tech-heavy growth funds like Invesco QQQ (QQQ). HOTFX also had about a 12% stake in health-care funds and roughly 17% in small-cap funds.

Small-cap growth funds, which we added to the portfolio halfway through 2018, plunged in October, and technology funds, which had been key leaders over the last few years, lost more than the broad market. We cut our small-cap and tech exposure in half and bought more defensive funds that had held up better in the downturn, like SPDR Utilities (XLU), Invesco S&P 500 High Quality (SPHQ), and Invesco High Yield Equity Dividend Achievers (PEY). Despite our efforts, HOTFX lost -10.21% in October 2018, while the market, as measured by the S&P 500, was down -6.84%.

Utilities continued to be a leading sector in 2019, and some growth funds also continued to earn a place in the portfolio. We held SPDR Utilities (XLU) through September 30, 2019, and William Blair Growth (BGFIX) for the trailing 12 months, and these positions added value during this period.

Tech stocks rebounded in the early months of 2019, and we gradually bought back into funds like Fidelity Select Software & IT Services (FSCSX) and Fidelity Select Semiconductors (FSELX). We added SPDR Technology (XLK) in July. By the end of the Annual Report period, we had worked our way back up to 20% in technology funds.

Other positions didn’t work out as hoped. Health-care funds had held up relatively well compared to other sectors in late 2018, and we started adding to HOTFX’s health-care positions. But these funds lost ground in the first quarter, and we replaced these funds with more defensive real-estate and utilities funds.

Investing in gold funds met with mixed success over this one-year period. We took a defensive position in SPDR Gold Trust (GLD) in early January, which gained slightly as stocks surged in the first quarter. In July, we bought VanEck Vectors Gold Miners (GDX), which has added value so far, gaining over 5% while stocks were about flat. However, GDX detracted from performance in September, falling about -10% for the month, while stocks were up.

For the 12 months ending September 30, 2019, HOTFX lost -3.05%, while its benchmark, Morningstar Global Market Large-Mid Cap Index, was up 1.35%, and the S&P 500 gained 4.25%.

8	Annual Report 2019

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

FundX Aggressive Upgrader Fund: Performance Summary

Annualized Returns as of September 30, 2019

As of 9/30/19	1 Year	3 Year	5 Year	10 Year
FundX Aggressive Upgrader Fund	-3.05%	7.62%	5.97%	8.28%
Morningstar Global Market Large-Mid Cap Index	1.35%	9.71%	6.72%	8.54%
MSCI ACWI Index	1.38%	9.71%	6.65%	8.35%
S&P 500 Index	4.25%	13.39%	10.84%	13.24%

FundX Aggressive Upgrader Fund Growth of $10,000 vs Morningstar Global Market Large-Mid Cap Index, MSCI ACWI Index and S&P 500 Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fundxfunds.com.

The Morningstar Global Market Large-Mid Cap Index measures the performance of developed and emerging countries across the world, targeting the top 90% of stocks by market capitalization. The MSCI ACWI is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The S&P 500 Index is a broad based unmanaged index of 500 U.S. stocks, which is widely recognized as representative of the U.S. equity market. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

Annual Report 2019	Fundxfunds.com	9

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2019
Shares	Investment Companies: 100.0%	Value
	Aggressive Funds:
71,158	American Century Heritage Fund - Investor Class	$1,537,714
225,352	Federated Kaufmann Fund - Class IS	1,421,972
15,000	iShares Russell Mid-Cap Growth ETF	2,120,250
65,534	MFS Massachusetts Investors Growth Stock Fund - Class I	2,185,553
31,787	T. Rowe Price New America Growth Fund - Class I	1,687,257
71,897	TCW Select Equities Fund - Class I	1,941,221
49,640	Value Line Premier Growth Fund	1,961,777
27,912	Wells Fargo Enterprise Fund - Institutional Class	1,562,244
55,533	William Blair Growth Fund - Class I	634,739
	Total Aggressive Funds 42.1%	15,052,727
	Core Funds:
65,377	Akre Focus Fund - Institutional Class	2,967,475
	Total Core Funds 8.3%
	Sector Funds:
19,509	Fidelity Select Communication Services Portfolio	1,218,330
64,084	Fidelity Select Gold Portfolio *	1,423,946
26,981	Fidelity Select IT Services Portfolio	1,924,568
181,587	Fidelity Select Semiconductors Portfolio	1,946,612
106,768	Fidelity Select Software & IT Services Portfolio	1,988,019
28,000	iShares MSCI Brazil ETF	1,179,640
10,000	SPDR Gold Shares *	1,388,700
24,000	Technology Select Sector SPDR Fund	1,932,720
25,000	Utilities Select Sector SPDR Fund	1,618,500
75,000	VanEck Vectors Gold Miners ETF	2,003,250
5,300	Vanguard Information Technology ETF	1,142,415
	Total Sector Funds 49.6%	17,766,700
	Total Investment Companies
	(Cost $34,154,020)	35,786,902

10	Annual Report 2019

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2019
Shares		Value
	Short-Term Investments: 0.0%
545	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.86% #	$545
	Total Short-Term Investments
	(Cost $545)	545
	Total Investments: 100.0%
	(Cost $34,154,565)	35,787,447
	Other Assets in Excess of Liabilities: 0.0%	10,145
	Net Assets: 100.0%	$35,797,592

*	Non-income producing.
#	Annualized seven-day yield as of September 30, 2019.

The accompanying notes are an integral part of these financial statements.

Annual Report 2019	Fundxfunds.com	11

RELAX	Conservative Upgrader Fund Balanced Fund

The Conservative Upgrader Fund (RELAX) is a balanced portfolio of stock funds, total-return funds, and bond funds. It’s designed for investors who seek both the growth potential of a stock fund combined with the lower volatility of a fixed income fund.

In July 2019, we merged the Tactical Upgrader Fund (TACTX) into RELAX.

RELAX started the Annual Report period substantially invested in large-cap U.S. growth funds and lower-quality bond funds, which had done well as interest rates rose. Over the past year, we’ve diversified RELAX’s portfolio to include defensive stock funds, balanced funds, and higher-quality bond funds.

The stock market decline in the fourth quarter of 2018 led to a shift in stock and bond market trends. Growth stocks had been in favor for years, but growth funds lagged in the fourth quarter of 2018, while higher-quality stock, dividend, and low-volatility stock funds began to bring in competitive returns. This led us to replace many of RELAX’s growth positions with more defensive stock funds, such as Jensen Quality Growth (JENIX), AMG Yacktman (YACKX), and Vanguard Dividend Appreciation (VIG) in the fourth quarter. We bought Invesco S&P 500 Low Volatility (SPLV) in January 2019.

Vanguard Dividend Appreciation (VIG) and Invesco S&P 500 Low Volatility (SPLV) stayed in favor and are still in the portfolio as of September 30, 2019. We also continue to hold some growth funds, including Polen Growth (POLIX), which was held for the trailing 12 months, and Amana Growth (AMIGX), which we bought in November 2018.

The fourth-quarter selloff also sparked a flight to higher-quality bonds, which had been out of favor as interest rates were rising. RELAX had significant exposure to lower-quality bonds, like high-yield and floating-rate funds, and we sold these positions in late 2018 and added exposure to higher-quality short-term bond funds, like Janus Henderson Short Duration (VNLA) and JP Morgan Ultra Short Income (JPST). In January, we added exposure to intermediate-term DoubleLine Total Return (DLTNX) and iShares Core US Aggregate Bond ETF (AGG).

We didn’t stay in low-yielding short-term bonds for long; instead, we added to our intermediate-term positions, buying iShares iBoxx Investment Grade Corporate Bond (LQD) and iShares Barclays 7-10 Year Treasury (IEF).

RELAX also includes total-return funds, such as balanced and alternative funds. Because these funds typically own both stocks and bonds, they can help mitigate risk: their bond exposure can help buffer stock market volatility, and their stock holdings are less sensitive to changes in interest rates. During the year, we increased our positions in funds like Janus Henderson Balanced (JBALX), T. Rowe Price Capital Appreciation (TRAIX), and Calvert Balanced (CBAIX).

Winners and Losers

Stock fund positions, including Vanguard Dividend Appreciation (VIG), Invesco S&P 500 Low Volatility (SPLV), and Polen Growth (POLIX), added to RELAX’s gains. Vanguard Total International Bond (BNDX), which was held for the full 12 months, and iShares Core US Aggregate Bond (AGG), which we bought in January 2019, also had strong returns.

RELAX’s positions in growth stock funds and lower-quality bond funds detracted from RELAX’s performance, particularly in the fourth quarter of 2018. And when stocks soared in January 2019, some of RELAX’s more defensive funds didn’t keep up: AMG Yackman (YACKX), for instance, gained a mere 1.3% in January, while the S&P 500 was up 8.01%.

For the Annual Report period, RELAX was up 2.84%, which was ahead of its global benchmark, Morningstar Global Market Large-Mid Cap Index, up 1.35%, but behind a 60/40 mix of the S&P 500 and the Bloomberg Barclays US Aggregate Bond Indexes, which gained 7.10%.

12	Annual Report 2019

RELAX	Conservative Upgrader Fund Balanced Fund

FundX Conservative Upgrader Fund: Performance Summary

Annualized Returns as of September 30, 2019

As of 9/30/19	1 Year	3 Year	5 Year	10 Year
FundX Conservative Upgrader Fund	2.84%	8.35%	6.22%	7.38%
Morningstar Global Market Large-Mid Cap Index	1.35%	9.71%	6.72%	8.54%
S&P 500 Index	4.25%	13.39%	10.84%	13.24%
Balanced Index (60% S&P 500 / 40% Barclays Aggregate Bond)	7.10%	9.32%	8.00%	9.59%
Barclays Aggregate Bond Index	10.30%	2.92%	3.38%	3.75%

FundX Conservative Upgrader Fund Growth of $10,000 vs Morningstar Global Market Large-Mid Cap Index, S&P 500 Index, Balanced Index and Barclays Aggregate Bond Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fundxfunds.com.

The Morningstar Global Market Large-Mid Cap Index measures the performance of developed and emerging countries across the world, targeting the top 90% of stocks by market capitalization. The S&P 500 Index is a broad based unmanaged index of 500 U.S. stocks, which is widely recognized as representative of the U.S. equity market. The Bloomberg Barclays Aggregate Bond Index is a market-capitalization-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

Annual Report 2019	Fundxfunds.com	13

RELAX	Conservative Upgrader Fund Balanced Fund

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2019
Shares	Investment Companies: 99.5%	Value
	Bond Funds:
17,500	iShares 7-10 Year Treasury Bond ETF	$1,968,225
19,600	iShares Core U.S. Aggregate Bond ETF	2,218,132
40,900	iShares iBoxx $ Investment Grade Corporate Bond ETF	5,213,932
19,800	PIMCO Active Bond ETF	2,156,220
146,110	PIMCO International Bond Fund - Institutional Class	1,651,040
22,800	Vanguard Total Bond Market ETF	1,925,004
37,400	Vanguard Total International Bond ETF	2,200,242
	Total Bond Funds 17.5%	17,332,795

	Core Funds:
68,931	Akre Focus Fund - Institutional Class	3,128,795
79,346	Amana Growth Fund - Institutional Class	3,382,531
109,486	Brown Advisory Sustainable Growth Fund - Institutional Class	2,906,861
47,499	Calvert Equity Fund - Class I	2,987,207
32,759	Fidelity Advisor Growth Opportunities Fund - Class I	2,855,573
133,300	Invesco S&P 500 Low Volatility ETF	7,718,070
91,494	Polen Growth Fund - Institutional Class	2,893,944
31,250	Vanguard Dividend Appreciation ETF	3,736,875
	Total Core Funds 29.8%	29,609,856

	Total Return Funds:
143,513	Calvert Balanced Fund - Class I	5,018,657
511,327	Eaton Vance Balanced Fund - Class I	4,918,980
628,616	Fidelity Real Estate Income Fund	7,920,564
238,244	George Putnam Balanced Fund - Class Y	4,938,793
140,164	Janus Henderson Balanced Fund - Class I	4,982,822
17,586	Mairs & Power Balanced Fund	1,715,137
347,796	T. Rowe Price Capital Appreciation Fund - Class I	10,910,348
158,128	Vanguard LifeStrategy Income Fund - Investor Class	2,555,345
135,191	Vanguard Wellesley Income Fund - Admiral Class	8,902,306
	Total Total Return Funds 52.2%	51,862,952

	Total Investment Companies
	(Cost $93,669,944)	98,805,603

14	Annual Report 2019

RELAX	Conservative Upgrader Fund Balanced Fund

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2019
Shares		Value
	Short-Term Investments: 0.4%
349,797	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.86% #	$349,797

	Total Short-Term Investments
	(Cost $349,797)	349,797

	Total Investments: 99.9%
	(Cost $94,019,741)	99,155,400
	Other Assets in Excess of Liabilities: 0.1%	112,365
	Net Assets: 100.0%	$99,267,765

#	Annualized seven-day yield as of September 30, 2019.

The accompanying notes are an integral part of these financial statements.

Annual Report 2019	Fundxfunds.com	15

INCMX	Flexible Income Fund Fixed Income

The Flexible Income Fund (INCMX) may be used as a stand-alone portfolio designed to deliver relatively low-volatility returns over time by investing primarily in bond and total return funds. It is often used by investors as a lower-risk component of a balanced portfolio that might include equity-based funds. Bond funds can cushion the impact of stock market fluctuations, so balancing bond funds with stock funds can lead to more consistent returns.

The first half of the Annual Report period saw wide swings in stock market returns. Investors who included the Flexible Income Fund in a balanced portfolio would have experienced far less severe swings than those fully invested in stock funds.

In the last quarter of 2018, the stock market experienced a sharp selloff, which negatively affected lower-quality junk bonds and floating-rate bonds. Higher-quality bonds, such as U.S. Treasuries, posted gains as investors fled stocks for the relative safety of government-backed bonds. The Flexible Income Fund portfolio was overweight in higher-yielding corporate bond funds and bank loan funds, and this hurt the fund’s performance in the fourth quarter.

We sold some, though not all, of its holdings in high-yields and floating-rate funds, essentially lightening up on more aggressive areas of the bond market, and we used the proceeds to increase our positions in higher-quality short- and intermediate-term bonds, such as Janus Henderson Short Duration (VNLA) and iShares Core US Aggregate Bond ETF (AGG).

We didn’t stay in low-yielding short-term bonds for long. As interest rates continued to fall in the first quarter of 2019, nearly all areas of the bond market made solid gains, including the higher-quality issues that dominate the Bloomberg Barclays Aggregate Bond Index as well as lower-quality high yield corporate bonds. We diversified INCMX’s portfolio, adding exposure to intermediate-term funds such as DoubleLine Total Return (DBLTX), lower-quality funds including Metropolitan West High Yield (MWHIX), and foreign bonds like PIMCO International Bond US Dollar Hedged (PFORX).

We also bought Merger (MERIX), a market-neutral fund that has historically provided low-volatility returns and is not highly correlated with either the stock or bond markets. MWHIX and PFORX remain in the portfolio as of September 30, 2019 and both added value to the portfolio since their purchase; DBLTX and MERIX, though having made money for the portfolio, were replaced in the third quarter by better performing iShares IBoxx $ Invest Grade Corp (LQD) and Vanguard Wellesley (VWAIX).

The highest returning holdings during this 12-month period were the Vanguard Total International Bond (BNDX), iShares Core US Aggregate Bond (AGG), which both gained over 7%.

Lower-quality bonds detracted from performance. The worst performer among the portfolio’s holdings was Fidelity Advisor High Income Advantage (FAHCX), a lower-quality bond fund. We had a small position (2.5% of the portfolio at time of purchase) that lost almost 9% for the three months it was held.

The Flexible Income Fund (INCMX) gained 3.66% for the Annual Report period, lagging the Bloomberg Barclays Aggregate US Bond Index, which gained 10.30% for the year ending September 30, 2019.

16	Annual Report 2019

INCMX	Flexible Income Fund Fixed Income

FundX Flexible Income Fund: Performance Summary

Annualized Returns as of September 30, 2019

As of 9/30/19	1 Year	3 Year	5 Year	10 Year
FundX Flexible Income Fund	3.66%	3.21%	2.85%	3.89%
Barclays Aggregate Bond Index	10.30%	2.92%	3.38%	3.75%
BofA Merrill Lynch 3-Month
U.S. Treasury Bill Index	2.39%	1.54%	0.98%	0.54%

FundX Flexible Income Fund Growth of $10,000 vs Barclays Aggregate Bond Index and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fundxfunds.com.

The Bloomberg Barclays Aggregate Bond Index is a market-capitalization-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

Annual Report 2019	Fundxfunds.com	17

INCMX	Flexible Income Fund Fixed Income

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2019
Shares	Investment Companies: 99.5%	Value
	High Yield Bond Fund:
638,982	Metropolitan West High Yield Bond Fund - Class I ^	$6,306,752
	Total High Yield Bond Fund 6.5%

	Intermediate Term Bond Funds:
67,000	iShares 7-10 Year Treasury Bond ETF	7,535,490
89,100	iShares Core U.S. Aggregate Bond ETF	10,083,447
131,100	iShares iBoxx $ Investment Grade Corporate Bond ETF	16,712,628
147,100	Vanguard Total Bond Market ETF	12,419,653
	Total Intermediate Term Bond Funds 48.0%	46,751,218

	Strategic Bond Funds:
88,100	PIMCO Active Bond ETF	9,594,090
	Total Strategic Bond Funds 9.8%

	Total Return Funds:
764,803	Fidelity Real Estate Income Fund	9,636,513
146,371	Vanguard Wellesley Income Fund - Admiral Class	9,638,557
	Total Total Return Funds 19.8%	19,275,070

	World Bond Funds:
799,667	PIMCO International Bond Fund - Institutional Class	9,036,231
101,100	Vanguard Total International Bond ETF	5,947,713
	Total World Bond Funds 15.4%	14,983,944

	Total Investment Companies
	(Cost $93,798,483)	96,911,074

18	Annual Report 2019

INCMX	Flexible Income Fund Fixed Income

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2019
Shares		Value
	Short-Term Investments: 0.4%
419,478	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.86% #	$419,478

	Total Short-Term Investments
	(Cost $419,478)	419,478

	Total Investments: 99.9%
	(Cost $94,217,961)	97,330,552
	Other Assets in Excess of Liabilities: 0.1%	103,215
	Net Assets: 100.0%	$97,433,767

#	Annualized seven-day yield as of September 30, 2019.
^	A portion of the securities held by the fund are considered to be illiquid. The fair value total of the portion of all such illiquid securities is $1,851,683 (representing 1.9% of net assets).

The accompanying notes are an integral part of these financial statements.

Annual Report 2019	Fundxfunds.com	19

SRIFX	Sustainable Impact Fund Global Growth and Impact Fund

The Sustainable Impact Fund (SRIFX) integrates environmental, social and governance (ESG) criteria into our longtime momentum-based investment approach. While SRIFX invests primarily in core diversified stock funds that have average risk, it may have limited exposure to more aggressive stock funds.

SRIFX isn’t limited to investing in self-identified sustainable or socially responsible funds; it invests in funds and ETFs that have strong ESG ratings and strong recent returns.

SRIFX started out the Annual Report period with predominantly large-cap growth funds including Calvert Equity Fund (CEYIX), Brown Advisory Sustainable Growth Fund (BAFWX), and SPDR Dow Jones Industrial Average ETF (DIA). Another top holding as of September 30, 2018 was Invesco S&P 500 Low Volatility ETF (SPLV). SPLV was a precursor for things to come as markets changed dramatically towards the end of the year.

Growth funds had been key leaders over the last few years, but these funds lost more than the broad market as stocks began their descent in October 2018. SRIFX had become more defensive starting in October with the addition of SPLV, and in the fourth quarter of 2018, we added other funds that had held up better in the downturn, such as quality growth, dividend and even some value funds. New additions included funds like Jensen Quality Growth (JENSX), AMG Yacktman (YACKX), Appleseed Fund (APPIX), and SPDR S&P Dividend ETF (SDY).

We didn’t sell entirely out of growth, however. Some of SRIFX’s large-cap growth funds did better than others in the fourth-quarter decline, and funds like Amana Growth (AMIGX), Polen Growth (POLIX), and Calvert Equity Fund (CEYIX) were held for the entire year. These funds contributed to SRIFX’s performance and to the fund’s sustainable impact.

Calvert Equity and Amana Growth are both well-established sustainable funds with decades of experience finding companies with strong environmental, social and governance practices. Both funds avoid investing in fossil fuels, weapons, and tobacco. Amana, which invests based on Islamic principles, also avoids alcohol, pornography and gambling stocks.

SRIFX can invest more in funds like Calvert Equity, which actively engage with companies to help them improve; Calvert worked with companies on issues around climate change and gender pay equality during the Annual Report period.

Polen Growth (POLIX) doesn’t market itself as a sustainable fund, but its focus on high-quality companies has led it to own companies with strong ESG practices. POLIX was named one of the top sustainable funds by Barron’s in January 2019, based on one-year returns for the 12 months ended on December 31.

Small-cap funds were hard hit in the fourth quarter but SRIFX’s position in Clearbridge Small Cap (LMOIX), which we’d purchased in September 2018, continued to earn a place in the portfolio until May 2019, adding diversification to a more large-cap-oriented portfolio and contributing to SRIFX’s performance.

While growth funds detracted from SRIFX’s performance in the fourth-quarter selloff, these remaining growth positions were some of the strongest performers in the first-quarter recovery and contributed to SRIFX’s gains for the year. Some of SRIFX’s more defensive positions, like AMG Yacktman (YACKX), held the fund back as stocks soared in the first quarter. YACKX, for instance, was up just 1.3% in January, while the S&P 500 gained 8.01%.

For the Annual Report period, SRIFX was up 2.49%, ahead of its global benchmark, Morningstar Global Market Large-Mid Cap Index, up 1.35%. The S&P 500 gained 4.25%.

20	Annual Report 2019

SRIFX	Sustainable Impact Fund Global Growth and Impact Fund

FundX Sustainable Impact Fund: Performance Summary

Annualized Returns as of September 30, 2019

As of 9/30/19	1 Year	Since Inception (3/31/17)
FundX Sustainable Impact Fund	2.49%	11.78%
Morningstar Global Market Large-Mid Cap Index	1.35%	8.31%
MSCI ACWI Index	1.38%	8.29%
S&P 500 Index	4.25%	11.87%

FundX Sustainable Impact Fund Growth of $10,000 vs Morningstar Global Market Large-Mid Cap Index, MSCI ACWI Index and S&P 500 Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fundxfunds.com.

The Morningstar Global Market Large-Mid Cap Index measures the performance of developed and emerging countries across the world, targeting the top 90% of stocks by market capitalization. The MSCI ACWI is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The S&P 500 Index is a broad based unmanaged index of 500 U.S. stocks, which is widely recognized as representative of the U.S. equity market. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

Annual Report 2019	Fundxfunds.com	21

SRIFX	Sustainable Impact Fund Global Growth and Impact Fund

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2019
Shares	Investment Companies: 99.8%	Value
	Core Funds:
11,321	AB Large Cap Growth Fund, Inc. - Advisor Class	$672,576
40,341	Amana Growth Fund - Institutional Class	1,719,743
86,916	Brown Advisory Sustainable Growth Fund - Institutional Class	2,307,632
37,352	Calvert Equity Fund - Class I	2,349,077
14,691	Fidelity Growth Strategies Fund	697,809
41,204	GuideStone Growth Equity Fund - Class GS2	1,070,468
43,600	Invesco S&P 500 Low Volatility ETF	2,524,440
48,689	Janus Henderson Contrarian Fund - Class I	1,058,015
38,737	John Hancock U.S. Global Leaders Growth Fund - Class I	2,155,684
30,802	Parnassus Core Equity Fund - Institutional Class	1,471,119
66,621	Polen Growth Fund - Institutional Class	2,107,210
11,466	Touchstone Mid Cap Growth Fund - Institutional Class	372,888
14,400	Vanguard Dividend Appreciation ETF	1,721,952
	Total Core Funds 99.8%	20,228,613

	Total Investment Companies
	(Cost $18,495,123)	20,228,613

	Short-Term Investments: 0.3%
64,862	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.86% #	64,862

	Total Short-Term Investments
	(Cost $64,862)	64,862

	Total Investments: 100.1%
	(Cost $18,559,985)	20,293,475
	Liabilities in Excess of Other Assets: (0.1)%	(27,100)
	Net Assets: 100.0%	$20,266,375

#	Annualized seven-day yield as of September 30, 2019.

The accompanying notes are an integral part of these financial statements.

22	Annual Report 2019

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2019
	FundX Upgrader Fund	FundX Aggressive Upgrader Fund	FundX Conservative Upgrader Fund
Assets
Investments in securities, at value (identified cost $198,922,018, $34,154,020, $93,669,944) (See Note 2)	$210,789,805	$35,786,902	$98,805,603
Investments in short-term securities, at value (identified cost $654,596, $545, $349,797) (See Note 2)	654,596	545	349,797
Total securities, at value (identified cost $199,576,614, $34,154,565, $94,019,741) (See Note 2)	211,444,401	35,787,447	99,155,400
Cash	—	—	9,496
Receivables:
Investment securities sold	—	252,977	—
Fund shares sold	157,778	5,759	366,500
Dividends and interest	1,888	4,520	55,906
Prepaid expenses and other assets	27,341	12,378	15,594
Total assets	211,631,408	36,063,081	99,602,896
Liabilities
Payables:
Investment securities purchased	—	—	89,046
Line of credit	—	162,000	—
Fund shares redeemed	130,069	33,737	104,955
Investment advisory fees, net	175,152	26,982	77,913
Administration and accounting fees	27,478	4,788	13,168
Audit fees	26,100	25,500	22,000
Custody fees	2,000	560	2,223
Transfer agent fees	18,895	4,749	8,667
Trustee fees	15,695	2,718	7,378
Other accrued expenses	17,942	4,455	9,781
Total liablities	413,331	265,489	335,131
Net Assets	$211,218,077	$35,797,592	$99,267,765
Net assets applicable to shares outstanding	$211,218,077	$35,797,592	$99,267,765
Shares outstanding; unlimited number of shares authorized without par value	3,449,913	606,169	2,455,195
Net asset value, offering and redemption price per share	$61.22	$59.06	$40.43

Components of Net Assets
Paid-in capital	$182,309,760	$32,983,270	$92,731,712
Total distributable earnings	28,908,317	2,814,322	6,536,053
Net assets	$211,218,077	$35,797,592	$99,267,765

The accompanying notes are an integral part of these financial statements.

Annual Report 2019	Fundxfunds.com	23

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2019
	FundX Flexible Income Fund	FundX Sustainable Impact Fund
Assets
Investments in securities, at value (identified cost $93,798,483, $18,495,123) (See Note 2)	$96,911,074	$20,228,613
Investments in short-term securities, at value (identified cost $419,478, $64,862) (See Note 2)	419,478	64,862
Total securities, at value (identified cost $94,217,961, $18,559,985) (See Note 2)	97,330,552	20,293,475
Receivables:
Fund shares sold	348,621	1,498
Dividends and interest	45,371	3,764
Prepaid expenses and other assets	16,126	7,659
Total assets	97,740,670	20,306,396
Liabilities
Payables:
Investment securities purchased	178,091	—
Fund shares redeemed	12,136	—
Investment advisory fees, net	56,827	15,395
Administration and accounting fees	12,502	2,710
Audit fees	22,500	16,000
Custody fees	1,100	399
Transfer agent fees	8,632	1,525
Trustee fees	7,177	1,553
Other accrued expenses	7,938	2,439
Total liablities	306,903	40,021
Net Assets	$97,433,767	$20,266,375
Net assets applicable to shares outstanding	$97,433,767	$20,266,375
Shares outstanding; unlimited number of shares authorized without par value	3,463,608	729,056
Net asset value, offering and redemption price per share	$28.13	$27.80

Components of Net Assets
Paid-in capital	$96,944,284	$18,602,771
Total distributable earnings	489,483	1,663,604
Net assets	$97,433,767	$20,266,375

The accompanying notes are an integral part of these financial statements.

24	Annual Report 2019

STATEMENT OF OPERATIONS For The Year Ended September 30, 2019
	FundX Upgrader Fund	FundX Aggressive Upgrader Fund	FundX Conservative Upgrader Fund
INVESTMENT INCOME
Dividends	$1,902,662	$316,759	$1,249,587
Interest	13,671	2,548	11,595
Total investment income	1,916,333	319,307	1,261,182
EXPENSES
Investment advisory fees	2,100,331	373,465	627,914
Transfer agent fees	166,430	41,182	53,830
Administration and accounting fees	163,898	30,043	48,525
Reports to shareholders	21,020	7,181	8,362
Custody fees	11,859	3,215	4,800
Audit fees	26,100	25,500	22,000
Registration fees	24,554	22,108	22,670
Trustee fees	60,932	10,673	18,370
Miscellaneous expenses	17,566	7,832	9,841
Interest expense (Note 6)	1,069	600	1,536
Legal fees	75,387	13,589	23,745
Insurance expense	14,642	2,752	3,890
Total expenses	2,683,788	538,140	845,483
Plus/Less: fees recouped/waived	—	(33,362)	3,737
Less: expenses paid indirectly (Note 3)	(59,262)	(4,647)	(18,283)
Net expenses	2,624,526	500,131	830,937
Net Investment income (loss)	(708,193)	(180,824)	430,245
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	12,049,366	497,199	1,998,755
Net realized gains	12,049,366	497,199	1,998,755
Capital gain distributions from regulated investment companies	9,607,438	1,373,069	1,642,447
Change in net unrealized appreciation/depreciation on investments	(20,547,142)	(3,570,394)	(3,130,777)
Net realized and unrealized gain (loss) on investments	1,109,662	(1,700,126)	510,425
Net increase (decrease) in net assets resulting from operations	$401,469	$(1,880,950)	$940,670

The accompanying notes are an integral part of these financial statements.

Annual Report 2019	Fundxfunds.com	25

STATEMENT OF OPERATIONS For The Year Ended September 30, 2019
	FundX Flexible Income Fund	FundX Sustainable Impact Fund
INVESTMENT INCOME
Dividends	$2,922,141	$146,017
Interest	7,856	2,885
Total investment income	2,929,997	148,902
EXPENSES
Investment advisory fees	651,143	185,968
Transfer agent fees	64,575	11,931
Administration and accounting fees	72,840	15,120
Reports to shareholders	10,113	4,087
Custody fees	6,021	2,014
Audit fees	22,500	16,000
Registration fees	28,558	25,439
Trustee fees	27,527	5,663
Miscellaneous expenses	10,766	6,716
Interest expense (Note 6)	10,082	2,387
Legal fees	33,131	6,568
Insurance expense	6,218	1,215
Total expenses	943,474	283,108
Less: fees waived	(12,491)	(29,665)
Less: expenses paid indirectly (Note 3)	(27,562)	(2,054)
Net expenses	903,421	251,389
Net Investment income (loss)	2,026,576	(102,487)
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investments	(1,061,264)	(625,638)
Net realized loss on:	(1,061,264)	(625,638)
Capital gain distributions from regulated investment companies	543,925	674,674
Change in net unrealized appreciation/depreciation on investments	1,576,209	187,695
Net realized and unrealized gain on investments	1,058,870	236,731
Net increase in net assets resulting from operations	$3,085,446	$134,244

The accompanying notes are an integral part of these financial statements.

26	Annual Report 2019

FUNDX	Upgrader Fund Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE IN NET ASSETS FROM: OPERATIONS
Net investment loss	$(708,193)	$(1,252,847)
Net realized gain on investments	12,049,366	13,092,326
Capital gain distributions from regulated investment companies	9,607,438	10,194,592
Change in net unrealized appreciation / depreciation of investments	(20,547,142)	15,770,529
Net increase in net assets resulting from operations	401,469	37,804,600
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(20,015,603)	(1,008,825)
Total distributions to shareholders	(20,015,603)	(1,008,825)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(4,719,504)	(23,325,938)
Total change in net assets	(24,333,638)	13,469,837

NET ASSETS:
Beginning of year	235,551,715	222,081,878
End of year	$211,218,077	$235,551,715

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	365,930	$21,638,558	199,242	$12,552,666
Shares issued in reinvestment of distributions	386,251	19,772,196	16,570	998,499
Shares redeemed	(782,136)	(46,130,258)	(596,492)	(36,877,103)
Net change in shares outstanding	(29,955)	$(4,719,504)	(380,680)	$(23,325,938)

The accompanying notes are an integral part of these financial statements.

Annual Report 2019	Fundxfunds.com	27

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(180,824)	$(353,024)
Net realized gain on investments	497,199	5,564,306
Capital gain distributions from regulated investment companies	1,373,069	1,004,367
Change in net unrealized appreciation / depreciation of investments	(3,570,394)	1,119,148
Net increase (decrease) in net assets resulting from operations	(1,880,950)	7,334,797
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(5,758,556)	—
Total distributions to shareholders	(5,758,556)	—
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(1,444,770)	(5,829,222)
Total change in net assets	(9,084,276)	1,505,575

NET ASSETS:
Beginning of year	44,881,868	43,376,293
End of year	$35,797,592	$44,881,868

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	26,789	$1,441,578	32,728	$2,240,233
Shares issued in reinvestment of distributions	113,578	5,692,539	—	—
Shares redeemed	(144,997)	(8,597,996)	(119,705)	(8,069,455)
Other transactions ^	—	19,109	—	—
Net change in shares outstanding	(4,630)	$(1,444,770)	(86,977)	$(5,829,222)

^ Reimbursement from FundX Investment Group, LLC due to shareholder activity.

The accompanying notes are an integral part of these financial statements.

28	Annual Report 2019

RELAX	Conservative Upgrader Fund Balanced Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE IN NET ASSETS FROM: OPERATIONS
Net investment income	$430,245	$374,363
Net realized gain on investments	1,998,755	1,284,927
Capital gain distributions from regulated investment companies	1,642,447	1,856,202
Change in net unrealized appreciation / depreciation of investments	(3,130,777)	2,688,645
Net increase in net assets resulting from operations	940,670	6,204,137
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(2,483,781)	(4,636,415)
Total distributions to shareholders	(2,483,781)	(4,636,415)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	40,726,906	932,301
Total change in net assets	39,183,795	2,500,023

NET ASSETS:
Beginning of year	60,083,970	57,583,947
End of year	$99,267,765	$60,083,970

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold - in connection with reorganization *	1,211,986	$48,858,688	—	$—
Shares sold	476,004	18,618,379	223,617	8,979,516
Shares issued in reinvestment of distributions	70,241	2,466,178	119,935	4,613,904
Shares redeemed	(754,361)	(29,216,339)	(317,363)	(12,661,119)
Net change in shares outstanding	1,003,870	$40,726,906	26,189	$932,301

* See Note 8 of the finanial statements.

The accompanying notes are an integral part of these financial statements.

Annual Report 2019	Fundxfunds.com	29

INCMX	Flexible Income Fund Fixed Income

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE IN NET ASSETS FROM: OPERATIONS
Net investment income	$2,026,576	$2,941,621
Net realized loss on investments	(1,061,264)	(464,124)
Capital gain distributions from regulated investment companies	543,925	372,216
Change in net unrealized appreciation (depreciation) of investments	1,576,209	(1,678,617)
Net increase in net assets resulting from operations	3,085,446	1,171,096
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(3,042,713)	(3,390,059)
Total distributions to shareholders	(3,042,713)	(3,390,059)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(2,526,938)	4,046,940
Total change in net assets	(2,484,205)	1,827,977

NET ASSETS:
Beginning of year	99,917,972	98,089,995
End of year	$97,433,767	$99,917,972

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,771,250	$47,680,035	845,382	$24,039,715
Shares issued in reinvestment of distributions	115,300	3,032,401	118,728	3,376,614
Shares redeemed	(1,928,611)	(53,239,374)	(822,172)	(23,369,389)
Net change in shares outstanding	(42,061)	$(2,526,938)	141,938	$4,046,940

The accompanying notes are an integral part of these financial statements.

30	Annual Report 2019

SRIFX	Sustainable Impact Fund Global Growth and Impact Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE IN NET ASSETS FROM: OPERATIONS
Net investment loss	$(102,487)	$(92,493)
Net realized gain (loss) on investments	(625,638)	1,333,301
Capital gain distributions from regulated investment companies	674,674	400,247
Change in net unrealized appreciation of investments	187,695	802,285
Net increase in net assets resulting from operations	134,244	2,443,340
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(1,420,039)	(212,439)
Total distributions to shareholders	(1,420,039)	(212,439)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	1,827,176	6,667,043
Total change in net assets	541,381	8,897,944

NET ASSETS:
Beginning of year	19,724,994	10,827,050
End of year	$20,266,375	$19,724,994

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	446,712	$11,274,656	250,775	$7,293,109
Shares issued in reinvestment of distributions	61,394	1,420,039	7,431	212,439
Shares redeemed	(401,965)	(10,867,519)	(28,774)	(838,505)
Net change in shares outstanding	106,141	$1,827,176	229,432	$6,667,043

The accompanying notes are an integral part of these financial statements.

Annual Report 2019	Fundxfunds.com	31

FUNDX	Upgrader Fund Growth Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$67.69	$57.53	$50.52	$46.99	$47.60
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.20) (5)	(0.34) (5)	0.12 (5)	0.11 (5)	(0.11) (5)
Net realized and unrealized gain (loss) on investments	(0.13)	10.77	7.15	3.67	(0.31)
Total from investment operations	(0.33)	10.43	7.27	3.78	(0.42)

LESS DISTRIBUTIONS:
From net investment income	—	(0.27)	(0.26)	(0.25)	(0.19)
From net realized gain	(6.14)	—	—	—	—
Total distributions	(6.14)	(0.27)	(0.26)	(0.25)	(0.19)
Net asset value, end of year	$61.22	$67.69	$57.53	$50.52	$46.99

Total return	1.30%	18.19%	14.45%	8.05%	-0.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$211.2	$235.6	$222.1	$226.0	$243.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS (2):
Before fees waived and expenses absorbed	1.28% (6)	1.27% (6)	1.31% (6)	1.31%	1.28%
After fees waived and expenses absorbed (3)	1.28% (6)	1.27% (6)	1.31% (6)	1.29%	1.25%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (2):
Before fees waived and expenses absorbed	(0.37)% (6)	(0.61)% (6)	0.19% (6)	0.19%	(0.28)%
After fees waived and expenses absorbed (4)	(0.37)% (6)	(0.61)% (6)	0.19% (6)	0.21%	(0.25)%
Portfolio turnover rate	107%	83%	172%	172%	115%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of investment companies in which the Fund invests.
(3)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.25%, 1.21%, 1.28%, 1.27%, and 1.22%, for the years ended September 30, 2019, September 30, 2018, September 30, 2017, September 30, 2016, and September 30, 2015, respectively. (Note 3)
(4)	Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been (0.34)%, (0.55)%, 0.22%, 0.23%, and (0.22)%, for the years ended September 30, 2019, September 30, 2018, September 30, 2017, September 30, 2016, and September 30, 2015, respectively. (Note 3)
(5)	Calculated using the average shares outstanding method.
(6)	Includes interest expense of $1,069 or 0.00%, $1,117 or 0.00% and $737 or 0.00% of average net assets for the year ended September 30, 2019, September 30, 2018 and September 30,2017, respectively.

The accompanying notes are an integral part of these financial statements.

32	Annual Report 2019

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$73.48	$62.16	$57.31	$52.78	$53.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (1)	(0.29) (5)	(0.55) (5)	(0.03) (5)	(0.01) (5)	(0.42) (5)
Net realized and unrealized gain (loss) on investments	(3.79)	11.87	5.04	4.58	(0.29)
Total from investment operations	(4.08)	11.32	5.01	4.57	(0.71)

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.16)	(0.04)	(0.15)
From net realized gain	(10.34)	—	—	—	—
Total distributions	(10.34)	—	(0.16)	(0.04)	(0.15)
Net asset value, end of year	$59.06	$73.48	$62.16	$57.31	$52.78

Total return	-3.05%	18.21%	8.77%	8.67%	-1.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$35.8	$44.9	$43.4	$53.5	$60.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS (2):
Before fees waived and expenses absorbed	1.44% (6)	1.42% (6)	1.45% (6)	1.41%	1.39%
After fees waived and expenses absorbed (3)	1.35% (6)	1.35% (6)	1.35% (6)	1.31%	1.25%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (2):
Before fees waived and expenses absorbed	(0.59)% (6)	(0.90)% (6)	(0.15)% (6)	(0.15)%	(0.92)%
After fees waived and expenses absorbed (4)	(0.50)% (6)	(0.83)% (6)	(0.05)% (6)	(0.05)%	(0.78)%
Portfolio turnover rate	187%	144%	186%	226%	136%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of investment companies in which the Fund invests.
(3)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.34%, 1.33%, 1.34%, 1.29%, and 1.20%, for the years ended September 30, 2019, September 30, 2018, September 30, 2017, September 30, 2016, and September 30, 2015, respectively. (Note 3)
(4)	Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been (0.49)%, (0.81)%, (0.05)%, (0.03)%, and (0.73)%, for the years ended September 30, 2019, September 30, 2018, September 30, 2017, September 30, 2016, and September 30, 2015, respectively. (Note 3)
(5)	Calculated using the average shares outstanding method.
(6)	Includes interest expense of $600 or 0.00%, $428 or 0.00% and $1,864 or 0.00% of average net assets for the year ended September 30, 2019, September 30, 2018 and September 30, 2017, respectively.

The accompanying notes are an integral part of these financial statements.

Annual Report 2019	Fundxfunds.com	33

RELAX	Conservative Upgrader Fund Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2019 (7)	2018	2017	2016	2015
Net asset value, beginning of year	$41.40	$40.41	$36.87	$35.67	$40.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.27 (5)	0.26 (5)	0.51 (5)	0.48 (5)	0.38 (5)
Net realized and unrealized gain (loss) on investments	0.63	4.01	3.57	2.18	(0.70)
Total from investment operations	0.90	4.27	4.08	2.66	(0.32)

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.52)	(0.54)	(0.54)	(0.61)
From net realized gain	(1.71)	(2.76)	—	(0.92)	(3.86)
Total distributions	(1.87)	(3.28)	(0.54)	(1.46)	(4.47)
Net asset value, end of year	$40.43	$41.40	$40.41	$36.87	$35.67

Total return	2.84%	11.22%	11.19%	7.61%	-1.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$99.3	$60.1	$57.6	$55.2	$53.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS (2):
Before fees recaptured/waived and expenses absorbed	1.35% (6)	1.35% (6)	1.40% (6)	1.40%	1.41%
After fees recaptured/waived and expenses absorbed (3)	1.35% (6)	1.35% (6)	1.35% (6)	1.32%	1.25%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (2):
Before fees waived and expenses absorbed	0.66% (6)	0.61% (6)	1.25% (6)	1.23%	0.80%
After fees waived and expenses absorbed (4)	0.66% (6)	0.61% (6)	1.30% (6)	1.31%	0.96%
Portfolio turnover rate	151%	92%	129%	140%	140%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of investment companies in which the Fund invests.
(3)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.32%, 1.31%, 1.32%, 1.30%, and 1.23%, for the years ended September 30, 2019, September 30, 2018, September 30, 2017, September 30, 2016, and September 30, 2015, respectively. (Note 3)
(4)	Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 0.69%, 0.65%, 1.33%, 1.33%, and 0.98%, for the years ended September 30, 2019, September 30, 2018, September 30, 2017, September 30, 2016, and September 30, 2015, respectively. (Note 3)
(5)	Calculated using the average shares outstanding method.
(6)	Includes interest expense of $1,536 or 0.00%, $734 or 0.00% and $366 or 0.00% of average net assets for the years ended September 30, 2019, September 30, 2018 and September 30, 2017, respectively.
(7)	On July 26, 2019, shares of the FundX Tactical Upgrader Fund were reorganized into shares of the FundX Conservative Upgrader Fund. Activity after July 26, 2019 reflects the Funds’ combined operations.

The accompanying notes are an integral part of these financial statements.

34	Annual Report 2019

INCMX	Flexible Income Fund Fixed Income

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
		Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$28.50	$29.16	$28.61	$28.25	$30.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.60 (5)	0.84 (5)	0.97 (5)	0.79 (5)	0.90 (5)
Net realized and unrealized gain (loss) on investments	0.35	(0.48)	0.33	0.82	(1.21)
Total from investment operations	0.95	0.36	1.30	1.61	(0.31)

LESS DISTRIBUTIONS:
From net investment income	(1.32)	(1.02)	(0.75)	(1.25)	(1.06)
From net realized gain	—	—	—	—	(0.73)
Total distributions	(1.32)	(1.02)	(0.75)	(1.25)	(1.79)
Net asset value, end of year	$28.13	$28.50	$29.16	$28.61	$28.25

Total return	3.66%	1.25%	4.74%	5.86%	-1.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$97.4	$99.9	$98.1	$91.4	$106.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS (2):
Before fees waived and expenses absorbed	1.01% (6)	0.98% (6)	1.03% (6)	1.01%	1.04%
After fees waived and expenses absorbed (3)	1.00% (6)	0.99% (6)	0.99% (6)	0.99%	0.99%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (2):
Before fees recaptured/waived and expenses absorbed	2.14% (6)	2.95% (6)	3.35% (6)	2.79%	2.98%
After fees recaptured/waived and expenses absorbed (4)	2.15% (6)	2.94% (6)	3.39% (6)	2.81%	3.03%
Portfolio turnover rate	180%	105%	82%	130%	124%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of investment companies in which the Fund invests.
(3)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 0.97%, 0.98%, 0.96%, 0.97%, and 0.96%, for the years ended September 30, 2019, September 30, 2018, September 30, 2017, September 30, 2016, and September 30, 2015, respectively. (Note 3)
(4)	Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 2.18%, 2.95%, 3.41%, 2.83%, and 3.07%, for the years ended September 30,2019, September 30, 2018, September 30, 2017, September 30, 2016, and September 30, 2015, respectively. (Note 3)
(5)	Calculated using the average shares outstanding method.
(6)	Includes interest expense of $10,082 or 0.01%, $1,173 or 0.00% and $999 or 0.00% of average net assets for the years ended September 30, 2019, September 30, 2018 and September 30, 2017, respectively.

The accompanying notes are an integral part of these financial statements.

Annual Report 2019	Fundxfunds.com	35

SRIFX	Sustainable Impact Fund Global Growth and Impact Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year
			March 31, 2017*
	Year Ended		through
	September 30,		September 30,
	2019	2018	2017
Net asset value, beginning of year	$31.67	$27.52	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (1)	(0.15) (6)	(0.18) (6)	(0.13) (6)
Net realized and unrealized gain on investments	0.17	4.84	2.65
Total from investment operations	0.02	4.66	2.52

LESS DISTRIBUTIONS:
From net investment income	—	(0.40)	—
From net realized gain	(3.89)	(0.11)	—
Total distributions	(3.89)	(0.51)	—
Net asset value, end of year	$27.80	$31.67	$27.52

Total return	2.49%	17.12%	10.08% ^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$20.3	$19.7	$10.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS (2):
Before fees waived and expenses absorbed	1.52% (4)	1.55% (4)	2.25% (4) +
After fees waived and expenses absorbed	1.36% (3) (4)	1.35% (4)	1.35% (4) +

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (2):
Before fees waived and expenses absorbed	(0.72)% (4)	(0.81)% (4)	(1.85)% (4) +
After fees waived and expenses absorbed	(0.56)% (4) (5)	(0.61)% (4)	(0.95)% (4) +
Portfolio turnover rate	190%	161%	27% ^

*	The FundX Sustainable Impact Fund was incepted March 31, 2017.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of investment companies in which the Fund invests.
(3)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.35% for the year ended September 30, 2019. (Note 3)
(4)	Includes interest expense of $2,387 or 0.01%, $32 or 0.00% and $0 or 0.00% of average net assets for the years ended September 30, 2019, September 30, 2018 and September 30, 2017, respectively.
(5)	Including credit for expenses paid indirectly, the ratio of net investment loss to average net assets would have been (0.55)% for the year ended September 30, 2019. (Note 3)
(6)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

36	Annual Report 2019

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2019

NOTE 1 – ORGANIZATION

FundX Investment Trust (the “Trust”) was organized as a Delaware business trust on March 12, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Funds comprising the Trust consist of FundX Upgrader Fund (“Upgrader Fund”), FundX Aggressive Upgrader Fund (“Aggressive Fund”), FundX Conservative Upgrader Fund (“Conservative Fund”), FundX Flexible Income Fund (“Flexible Income Fund”), and FundX Sustainable Impact Fund (“Sustainable Impact Fund”), collectively, the “Funds”. Effective March 31, 2017, the Trust launched the Sustainable Impact Fund. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds were organized to serve as Successor Funds to certain predecessor mutual funds that were previously part of another investment company, Professionally Managed Portfolios, which were also advised by the FundX Investment Group, LLC (the “Advisor”) and were merged with and into the Successor Funds as part of a reorganization transaction that became effective on August 4, 2014, except for the Sustainable Impact Fund.

The Upgrader Fund commenced operations on November 1, 2001. The Aggressive Fund, Conservative Fund and Flexible Income Fund commenced operations on July 1, 2002. The Sustainable Impact Fund commenced operations on March 31, 2017.

The investment objective of the Upgrader Fund and the Aggressive Fund is to maximize capital appreciation over the long term without regard to income. The investment objective of the Conservative Fund is to obtain capital appreciation over the long term while at times providing a low level of current income to reduce portfolio volatility. The investment objective of the Flexible Income Fund is to generate total return, which is capital appreciation plus current income. The investment objective of the Sustainable Impact Fund is to obtain long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Security Valuation. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Funds’ investments in investment companies are furnished by an independent pricing service that has been approved by the Funds’ board of directors. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith or under the direction of the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2019 the Funds did not hold fair valued securities.

The Funds may utilize various methods to measure the fair value of some of their investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Annual Report 2019	Fundxfunds.com	37

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2019, continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2019:

FUNDX UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$210,789,805	$—	$—	$210,789,805
Short-Term Investments	654,596	—	—	654,596
Total Investments in Securities	$211,444,401	$—	$—	$211,444,401

FUNDX AGGRESSIVE UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$35,786,902	$—	$—	$35,786,902
Short-Term Investments	545	—	—	545
Total Investments in Securities	$35,787,447	$—	$—	$35,787,447

FUNDX CONSERVATIVE UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$98,805,603	$—	$—	$98,805,603
Short-Term Investments	349,797	—	—	349,797
Total Investments in Securities	$99,155,400	$—	$—	$99,155,400

FUNDX FLEXIBLE INCOME FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$96,911,074	$—	$—	$96,911,074
Short-Term Investments	419,478	—	—	419,478
Total Investments in Securities	$97,330,552	$—	$—	$97,330,552

FUNDX SUSTAINABLE IMPACT FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$20,228,613	$—	$—	$20,228,613
Short-Term Investments	64,862	—	—	64,862
Total Investments in Securities	$20,293,475	$—	$—	$20,293,475

See schedule of investments for breakout of investment company types.

B. Federal Income Taxes. The Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and late year losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

For fiscal year ended September 30, 2019, the Upgrader Fund, Aggressive Upgrader Fund and Sustainable Impact Fund had late year losses of $312,584, $97,855 and $69,886 respectively. No Fund had any post October losses.

At September 30, 2019, the following Capital Loss Carryover were available:

	Infinite Short-Term	Total
CONSERVATIVE UPGRADER FUND	$1,130,223	$1,130,223
FLEXIBLE INCOME FUND	$3,841,122	$3,841,122

Capital Loss Carryover for the Conservative Upgrader Fund is subject to Annual Section 382 Limitation, of which $1,022,491 is available on 9/30/2020, and $107,732 is available on 9/30/2021.

38	Annual Report 2019

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2019, continued

As of September 30, 2019, there were no Capital Loss Carryover available to offset future gains for the Upgrader Fund, Aggressive Upgrader Fund, and Sustainable Impact Fund.

For fiscal year ended September 30, 2019, the following Fund has generated Capital Loss Carryover in the following amount:

FLEXIBLE INCOME FUND	$847,537

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2016-2018, or expected to be taken in the Funds’ 2019 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and California State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D. Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F. Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

G. Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2019, the following adjustments were made:

	Distributable Earnings	Paid-In Capital
UPGRADER FUND	$(3,908,056)	$3,908,056
AGGRESSIVE FUND	(507,997)	507,997
CONSERVATIVE FUND	(2,669,685)	2,669,685
SUSTAINABLE IMPACT FUND	(14,185)	14,185

The permanent differences primarily relate to ETF and mutual fund dividend reclassifications, use of equalization, and merger adjustments.

I. Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

FundX Investment Group, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and most of the personnel needed by the Funds. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on net assets of $500 million to $750 million, 0.80% on net assets of $750 million to $1 billion and 0.70% on net assets exceeding $1 billion for the Upgrader Fund, the Aggressive Fund, the Conservative Fund, and the Sustainable Impact Fund. For the Flexible Income Fund, the Advisor receives a monthly fee at an annual rate of 0.70% based upon the average daily net assets of the Fund. For the year ended September 30, 2019, the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, and Sustainable Impact Fund incurred $2,100,331, $373,465, $627,914, $651,143, $185,968 in investment advisory fees, respectively.

Annual Report 2019	Fundxfunds.com	39

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2019, continued

The Advisor has contractually agreed to limit the Funds’ total operating expenses by reducing all or a portion of their fees and reimbursing the Funds’ expenses so that their ratio of expenses to average net assets will not exceed the following:

UPGRADER FUND	1.35%	FLEXIBLE INCOME FUND	0.99%
AGGRESSIVE FUND	1.35%	SUSTAINABLE IMPACT FUND	1.35%
CONSERVATIVE FUND	1.35%

From August 4, 2014, the Fund’s commencement of operations, to January 31, 2016 the Fund’s expense were capped at 1.25%, 1.25%, 1.25%, and 0.99% of average daily net assets for the Upgrader Fund, Aggressive Fund, Conservative Fund, and Flexible Income Fund, respectively. On November 18, 2015 the Board of Trustees approved a proposal to increase the expense cap to 1.35%, 1.35%, and 1.35% of average daily net assets for the Upgrader Fund, Aggressive Fund, and Conservative Fund, respectively, effective February 1, 2016. There were no changes to the allowable expense of Flexible Income Fund.

The contract is in effect through January 31, 2021 and may be terminated at any time by the Board of Trustees upon sixty days written notice to the Advisor. The Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses it pays over the following thirty six months after such payment. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. For the year ended September 30, 2019, the Advisor waived $0, $33,362, $12,491, $29,665 in fees for the Upgrader Fund, Aggressive Fund, Flexible Income Fund and Sustainable Impact Fund, respectively. For the year ended September 30, 2019, the Advisor recaptured fees of $3,737 from the Conservative Fund.

At September 30, 2019, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Aggressive Fund, Conservative Fund, Flexible Income and Sustainable Impact Fund that may be recouped was $106,207, $28,337, $46,843, and $94,675 respectively. The Advisor may recapture portions of the above amounts no later than the dates as stated below:

	September
	2020	2021	2022	Total
AGGRESSIVE FUND	$43,170	$29,675	$33,362	$106,207
CONSERVATIVE FUND	28,337	—	—	28,337
FLEXIBLE FUND	34,352	—	12,491	46,843
SUSTAINABLE IMPACT FUND	34,652	30,358	29,665	94,675

U.S. Bancorp Fund Services, LLC, dba U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. Fund Services also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. Fees paid by the Funds for Administration services for the year ended September 30, 2019 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”). Both the Distributor and Custodian are both affiliates of the Administrator.

U.S. Bank receives fees from the underlying funds (“Underlying Funds”) in which the Funds invest for servicing these same shareholder accounts of the underlying Funds by third parties. Fund Services and the Funds have agreed that Fund Services will reduce its fees for fund administration, fund accounting, fund transfer agency and fund custodial services in an amount equal to 70% of the fees received by U.S. Bank. For the year ended September 30, 2019, this expense reduction, in aggregate, equaled $59,262, $4,647, $18,283, $27,562, $2,054 for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund and Sustainable Impact Fund, respectively. These expense reductions are reflected on the Statement of Operations as “expenses paid indirectly.”

40	Annual Report 2019

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2019, continued

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the year ended September 30, 2019 are as follows:

	Purchases	Sales
UPGRADER FUND	$225,268,211	$241,365,586
AGGRESSIVE FUND	70,164,044	76,066,745
CONSERVATIVE FUND	101,265,247	97,614,372
FLEXIBLE INCOME FUND	166,266,987	169,007,195
SUSTAINABLE IMPACT FUND	36,061,388	35,086,220

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2019 and the year ended September 30, 2018 were as follows:

	Year Ended September 30, 2019		September 30, 2018
	Ordinary Income	Long-Term Capital Gain*	Ordinary Income	Long-Term Capital Gain*
UPGRADER FUND	$8,130,940	$11,884,663	$1,008,825	$ —
AGGRESSIVE FUND	2,154,279	3,604,277	—	—
CONSERVATIVE FUND	771,953	1,711,828	2,572,770	2,063,645
FLEXIBLE INCOME FUND	3,042,713	—	3,390,059	—
SUSTAINABLE IMPACT FUND	947,697	472,342	211,212	1,227

* Designated as long-term capital gain divided, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2019.

As of September 30, 2019, components of distributable earnings on a tax basis were as follows:

	FUNDX UPGRADER FUND	FUNDX AGGRESSIVE UPGRADER FUND	FUNDX CONSERVATIVE UPGRADER FUND
Cost of investments	$199,576,614	$34,154,565	$94,165,473
Gross tax unrealized appreciation	12,569,612	1,896,073	5,309,181
Gross tax unrealized depreciation	(701,825)	(263,191)	(319,254)
Net tax unrealized appreciation	$11,867,787	$1,632,882	$4,989,927
Undistributed ordinary income	$ —	$ —	$509,578
Undistributed long-term capital gain	17,353,114	1,279,295	2,166,771
Total distributable earnings	$17,353,114	$1,279,295	$2,676,349
Other accumulated loss	(312,584)	(97,855)	(1,130,223)
Total accumulated gain/(loss)	$28,908,317	$2,814,322	$6,536,053

	FUNDX FLEXIBLE INCOME FUND	FUNDX SUSTAINABLE IMPACT FUND
Cost of investments	$94,217,961	$18,559,985
Gross tax unrealized appreciation	3,194,449	1,763,354
Gross tax unrealized depreciation	(81,858)	(29,864)
Net tax unrealized appreciation	$3,112,591	$1,733,490
Undistributed ordinary income	$1,218,014	$ —
Undistributed long-term capital gain	—	—
Total distributable earnings	$1,218,014	$ —
Other accumulated loss	(3,841,122)	(69,886)
Total accumulated gain/(loss)	$489,483	$1,663,604

Differences between book-basis and tax-basis unrealized appreciation is attributable to wash sale deferrals.

Annual Report 2019	Fundxfunds.com	41

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2019, continued

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. had made available a $50 million unsecured line of credit pursuant to a Loan and Security Agreement for the Funds in aggregate to be used temporarily for extraordinary or emergency purposes, including the financing of redemptions. For the year ended September 30, 2019 the average interest rate on the credit facility was the prime rate for each of the Funds. Advances were not collateralized by a first lien against the Funds’ assets.

During the year ended September 30, 2019 the Funds had the following:

	Outstanding Daily Average Balance for the Period	Maximum Amounts Outstanding for the Period	Interest Expense for the Period	Average Interest Rate	Outstanding Balance at September 30, 019
UPGRADER FUND	$31,923	$2,404,000	$1,069	5.34%	$ —
AGGRESSIVE FUND	12,490	407,000	600	5.38%	162,000
CONSERVATIVE FUND	33,030	2,087,000	1,536	5.44%	—
FLEXIBLE INCOME FUND	188,595	11,272,000	10,082	5.38%	—
SUSTAINABLE IMPACT FUND	43,384	4,094,000	2,387	5.34%	—

NOTE 7 – NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Funds have adopted these changes into their financial statements.

42	Annual Report 2019

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2019, continued

NOTE 8 – FUND REORGANIZATION

As of the close of business on July 26, 2019, pursuant to an Agreement and Plan of Reorganization previously approved by the Fund’s Board of Trustees, all of the assets, subject to the liabilities, of the FundX Tactical Upgrader Fund (“Acquired Fund”) were transferred to the FundX Conservative Upgrader Fund (“Acquiring Fund”). The purpose of the transfers was to benefit shareholders through improved economies of scale by combining similar funds with comparable investment objectives and strategies. The merger was a tax-free event to the Funds’ shareholders. For financial reporting purposes, the Acquiring Fund is deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the Acquired Fund. Information with respect to the net assets and other relevant operating data for the Acquired Fund on the merger date is included below:

Acquired Fund	FundX Tactical Upgrader Fund
Net Assets	$48,858,688
Shares Outstanding	1,934,752
Net Asset Value	$25.25
Investments at fair value	$48,890,812
Unrealized appreciation/depreciation	$2,488,617
Undistributed net investment income	—
Accumulated net realized gain (loss)	—
Tax capital loss carryforward	—
Acquiring Fund	FundX Conservative Upgrader Fund
Net Assets immediately prior to merger	$55,474,880
Net Assets immediately after merger	$104,333,568
Fund Shares Issued in exchange for acquired fund	1,211,986
Exchange rate for shares issued	0.63
Assuming the acquisition had been completed on October 1, 2018, the beginning of the annual reporting period of the Funds, the Fund’s pro forma results of operations for the period ended September 30, 2019, are as follows:

Net investment income	$729,263
Net realized and unrealized gain on Investments	$2,617,508
Total increase from operations	$3,346,771

Since the combined investment portfolios have been managed as a single integrated portfolio from the time the acquistion was completed, it is not practical to separate the amounts of the revenue and earnings of the Acquired Fund that has been included in the Acquiring Fund’s statement of operations since July 26, 2019.

Annual Report 2019	Fundxfunds.com	43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
FundX Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, and FundX Sustainable Impact Fund (the “Funds”), each a series of FundX Investment Trust (the “Trust”), including the schedules of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and with respect to FundX Sustainable Impact Fund, the related financial highlights for each of the two years in the period then ended and for the period March 31, 2017 (commencement of operations) to September 30, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 21, 2019

44	Annual Report 2019

EXPENSE EXAMPLE FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2019

As a shareholder of the FundX Upgrader Funds (the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. In addition to the costs discussed, the FundX Upgrader Funds also incur aquired fund fees and expenses that are not contemplated in the table below. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the examples below. The examples below include, but are not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Expenses Paid During the Period*
FUNDX UPGRADER FUND
Actual	$1,000.00	$1,045.20	$6.37
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.84	$6.29
FUNDX AGGRESSIVE UPGRADER FUND
Actual	$1,000.00	$1,036.50	$6.82
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.37	$6.76
FUNDX CONSERVATIVE UPGRADER FUND
Actual	$1,000.00	$1,052.30	$6.80
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.44	$6.69
FUNDX FLEXIBLE INCOME FUND
Actual	$1,000.00	$1,042.60	$4.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.27	$4.85
FUNDX SUSTAINABLE IMPACT FUND
Actual	$1,000.00	$1,051.90	$6.93
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.31	$6.82

* The calculations are based on expenses incurred during the most recent six-month period. The annualized six-month expense ratios for FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, and FundX Sustainable Impact Fund were 1.24%, 1.34%, 1.32%, 0.96% and 1.35%, respectively. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 to reflect the one-half year period.

Annual Report 2019	Fundxfunds.com	45

TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address & Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust (1)
Jan Gullett (born 1954) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Retired, formerly President & Founder, AVANTX, Inc. (a technology firm focused on research and development using dynamic evolution for algorithm based trading signals), 2006-2016.	5	Director, Balco, Inc., (2018-Present).
Gregg B. Keeling (born 1955) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Lead Independent Trustee	Indefinite term; Since April 2014	Retired; Acting President of Meridian Fund, Inc. (SEC registered investment company), 2012-2013; CFO of Meridian Fund, Inc. 1999-2013; CCO of Meridian Fund, Inc. and Aster Investment Management Company, Inc. (SEC registered investment adviser) 2004-2013; Vice President of Operations, Aster Investment Management Company, Inc., 1999-2013.	5	None
Kimun Lee (born 1946) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Investment Adviser and Principal, Resources Consolidated (Consulting Services) (1980-Present).	5
Director, Board of Firsthand Technology Value Fund, (One Portfolio) (2010- Present). Trustee, Firsthand Funds (two portfolios) (2013- Present). Principal and Director of iShares Delaware Trust Sponsor, LLC, a commodity pool operator that sponsors iShares Gold Trust, iShares Silver Trust, and iShares S&P GSCI Commodity-Indexed Trust. (2009-Present).

Interested Trustees and Officers of the Trust
Janet Brown (born 1950) FundX Investment Group, LLC 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Chairperson and Interested Trustee	Indefinite Term; Since March 2014	President, FundX Investment Group, LLC since 1978.	5	N/A

46	Annual Report 2019

TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

Interested Trustees and Officers of the Trust
Name, Address & Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Jeff Smith (born 1975) FundX Investment Group, LLC 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	President	Indefinite Term; Since March 2018	Managing Partner, FundX Investment Group, LLC since 2001.	N/A	N/A
Sean McKeon (born 1957) FundX Investment Group, LLC 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Chief Compliance Officer Treasurer	Indefinite Term; Since August 2015 Indefinite Term; Since April 2014	Portfolio Manager, FundX Investment Group, LLC since 1990.	N/A	N/A
William McDonell (born 1951) FundX Investment Group, LLC 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Secretary	Indefinite Term; Since March 2018	Compliance Manager, FundX Investment Group, LLC and FundX Investment Trust, 2016-present; Chief Compliance Officer, Atherton Lane Advisers LLC and Deep Blue Capital Management, L.P., 2008-2016.	N/A	N/A

Annual Report 2019	Fundxfunds.com	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On May 14, 2019, the Fund’s Board of Trustees, by a unanimous vote, including a separate vote of those trustees who are not “interested persons” (as defined in the Investment Company Act of 1940), approved the renewal and continuation of the investment management agreement (the “Advisory Agreement”) between FundX Investment Trust (the “Trust”), on behalf of FundX Upgrader Fund, FundX Flexible Income Fund, FundX Conservative Upgrader Fund, FundX Aggressive Upgrader Fund and FundX Sustainable Impact Fund (collectively the “Funds”) and its investment advisor, FundX Investment Group, LLC (the “Advisor”) for an additional term of one year through August 4, 2020.

In connection with their deliberations related to the Advisory Agreement, the Board requested, and the Advisor provided, information that the Board (with the advice from independent legal counsel) deemed reasonably necessary for the Independent Trustees to gain a sufficiently detailed understanding of the services provided by the Advisor and to ensure that all necessary and relevant information was duly considered.

The Board considered a variety of factors in connection with its review of the Advisory Agreement, also taking into account information provided by the Advisor during the course of the year. The following summarizes key factors considered:

Services Provided by the Advisor

The Board considered the nature, quality and extent of the services provided to the Funds by the Advisor. These services included managing the Funds’ various investment portfolios, focusing on each individual Fund’s distinct investment program, in addition to providing a variety of related services, including, but not limited to, investment valuation and pricing; operational and administrative services; regulatory compliance; shareholder communications; and maintaining the Fund’s records, filings and registrations. In particular, the Board considered and reviewed the Advisor’s compliance record, as well as the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the Funds. The resources and capabilities of the Advisor and the services provided by Advisor personnel were reviewed and were deemed to be adequate in all material respects and in line with industry standards. The Board requested and received reports on the Advisor’s on-going plans and commitments with respect to research and development initiatives and enhancements to the investment decision and risk metric ranking processes. The Board additionally considered the portfolio transaction costs incurred by the Funds and noted the Advisor’s ability to manage investment portfolios with relatively low brokerage commissions, transaction costs and portfolio turnover rates. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor. The Board also considered the Advisor’s stated strategy to invest in other investment companies (“Acquired Funds”), rather than making direct investments in the underlying securities in which the Acquired Funds invest. The Board concluded that the services provided under the Advisory Agreement were not duplicative of the services provided under the Acquired Funds’ advisory contracts.

Comparative Performance and Expense Information

The Board reviewed and considered independent performance and expense summaries provided by Broadridge Financial Solutions, Inc. comprised of data and analytics produced and assembled by Morningstar, Inc. (the “Morningstar Reports”). The Morningstar Reports compared each Fund with peer group funds managed by other advisors identified by Morningstar®. The Morningstar Reports also provided information regarding advisory fee rates, both net and gross expenses relative to assets, risk metric comparisons, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and appropriate indices, including risk adjusted performance analysis, standard deviation versus total return and performance consistency. The Board discussed these reports with Broadridge representatives, receiving additional details regarding the format, content and methodologies utilized by Morningstar® in the preparation of the reports. The Broadridge representatives noted and reported that the Advisor’s proprietary “upgrading” strategy for the Funds makes the Funds somewhat unique compared to other funds in the Morningstar® peer group universe, which was duly considered as part of the Board’s evaluation of the Morningstar Reports. The Board also considered that the Advisor’s fund of funds structure provides certain advisory services not provided by peer funds which lack this structure. These services include proprietary “upgrading” methodologies for portfolio construction, with constant monitoring and on-going rotation among funds held in investment portfolios.

The Board considered short-term, intermediate and long-term investment performance for each Fund. While the information provided in the Morningstar Reports showed that the individual Funds’ short-term performance lags their respective benchmarks, short-term performance compares favorably to some peers and it was noted that over certain intermediate periods for each Fund, performance compared favorably to peer group medians. The Board considered the Advisor’s on-going and long-term commitment to the Advisor’s proprietary “upgrading” strategy and risk ranking methodology in relation to total return performance over various periods for all Funds and concluded that the Advisor provides value for shareholders by utilizing a consistent, transparent and disciplined investment strategy over longer periods of time. In addition, the Board considered that the investment performance delivered by the Advisor to the Funds appeared to be consistent with the relevant performance delivered for other clients of the Advisor.

The Board considered expense ratios and base management fees for each of the Funds and concluded that they were within a reasonable range when compared to peer funds with similar management fee structures, particularly in light of the Funds not having 12b-1 fees, in contrast to the majority of the Morningstar® peer group funds. The Board also considered the Advisor’s continuing commitment to providing expense limitation agreements for the Funds and noted that each Fund has breakpoints set at certain asset levels, which compare favorably to those for peer group funds, and which may reasonably be expected to enable shareholders to benefit from potential economies of scale with growth of the Funds.

48	Annual Report 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT, continued

Other Considerations

The Board considered the Funds’ portfolio turnover and brokerage commissions, including “soft dollar” arrangements, and concluded that the Advisor does not unduly benefit from such arrangements or receive other “fall out” benefits related to Fund portfolio trading.

The Board considered the Advisor’s substantial commitment to recruiting and retaining high quality personnel and to maintaining sufficient financial, compliance and operational resources reasonably necessary to manage the Funds in a consistently professional manner and in the best interests of the Funds’ shareholders. In addition, the Board considered the Advisor’s efforts in improving the utilization of resources and maximizing the effectiveness of investment strategies and methodologies in support of the Funds. The Board also noted the Advisor’s longstanding professional and entrepreneurial commitment to the proprietary “upgrader” portfolio management process and to the success of the Funds.

The Independent Trustees also considered the fees charged to the Funds in relation to the fees charged to the Advisor’s private accounts. They noted that the fees charged to the Funds are not in excess of fees charged to Advisor’s private account clients. The management fees for the Funds were deemed to be reasonable when considered in relation to the additional work the Advisor is required to perform for Fund shareholder accounts, versus private accounts, in particular with respect to added regulatory compliance burdens, expanded disclosure requirements, record keeping and reporting. The Board also considered the Advisor’s responsibilities with respect to the oversight of service providers; oversight of the Funds’ website; oversight and management of the relationships with financial intermediaries that purchase the Funds on behalf of their clients; and monitoring and oversight of the Funds’ compliance with requirements applicable to mutual funds registered under the 1940 Act and the Internal Revenue Code that do not apply to the Advisor’s separate account clients.

The Board also reviewed and considered information regarding the Advisor’s financial position and the Advisor’s overall profitability, taking into account both the direct benefits and the indirect benefits to the Advisor on account of the advisory relationship with the Funds. The Board considered multiple factors with respect to profitability, including the Advisor’s corporate capital structure and capital investment, along with management expenses, staffing levels, employee incentives and compensation. In light of such factors, the Board determined that the profits and profitability of the Advisor are reasonable and that the Advisor’s profit levels are adequate to support the level and scope of services that the Advisor has contractually agreed to provide to the Funds.

Conclusions

The Board concluded that the investment advisory fee levels are reasonable and acceptable, based on their consideration and review of the services to be performed and the fees to be charged by the Advisor for investment advisory services and in light of overall expense ratios and investment performance of comparable peer group funds.

In making their decisions, the Board did not identify any one single factor as being controlling; rather the Board examined, weighted and balanced a combination of factors deemed relevant by the Board.

Based on their evaluation of all the material factors summarized above, and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the approval of the renewal and continuation of the Advisory Agreement is in the best interests of each Fund and its shareholders.

Annual Report 2019	Fundxfunds.com	49

INFORMATION ABOUT PROXY VOTING (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 455-FUND [3863] and by accessing the Funds’ website at www.fundxfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at (866) 455-FUND [3863]. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (UNAUDITED)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 455-FUND [3863]. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.fundxfunds.com within five business days after each month-end.

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2019, certain dividends paid by the Funds may qualify as “qualified dividends” which are generally subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

UPGRADER	20.66%
AGGRESSIVE UPGRADER	7.07%
CONSERVATIVE UPGRADER	25.88%
FLEXIBLE INCOME	7.64%
SUSTAINABLE IMPACT	8.71%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2018 was as follows:

UPGRADER	14.22%
AGGRESSIVE UPGRADER	8.80%
CONSERVATIVE UPGRADER	19.68%
FLEXIBLE INCOME	4.03%
SUSTAINABLE IMPACT	4.45%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund were as follows (unaudited).

UPGRADER	100.00%
AGGRESSIVE UPGRADER	100.00%
CONSERVATIVE UPGRADER	72.12%
FLEXIBLE INCOME	0.00%
SUSTAINABLE IMPACT	100.00%

50	Annual Report 2019

HOUSEHOLDING (UNAUDITED)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free (866) 455-FUND [3863] to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 455-FUND [3863].Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.fundxfunds.com.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

● Information we receive about you on applications or other forms;

● Information you give us orally; and

● Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Annual Report 2019	Fundxfunds.com	51

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its Code of Ethics by mail when they call the registrant at 1-800-455-3863.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees (the “trustees”) has determined that there is at least one audit committee financial expert serving on its audit committee. Gregg B. Keeling is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2019	FYE 09/30/2018
Audit Fees	$98,600	$117,900
Audit-Related Fees	$0	$0
Tax Fees	$16,200	$16,200
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2019	FYE 09/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2019	FYE 09/30/2018
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to Registrant’s form N-CSR filed December 3, 2014.  Also, provided free of charge, upon request, as described in Item 2 of this form N-CSR.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  FundX Investment Trust

By (Signature and Title)*  /s/ Jeff Smith
   Jeff Smith, President/Principal Executive Officer

Date  November 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Jeff Smith
     Jeff Smith, President/Principal Executive Officer

Date  December 2, 2019

By (Signature and Title) *  /s/  Sean McKeon
     Sean McKeon, Treasurer/Principal Financial Officer

Date  November 25, 2019